SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 7, 2003
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                                MOVIE STAR, INC.
               (Exact Name of Registrant as Specified in Charter)

           New York                     1-5893                   13-5651322
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)            Identification No.)




     1115 Broadway, New York, New York                             10010
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 (Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code:  (212) 684-3400
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                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits:

         99.1 Press Release, dated May 7, 2003 announcing March 31, 2003 financial results.

Item 9.  Regulation FD Disclosure.

         The following information is being provided under Item 12:

         On May 7, 2003, Movie Star, Inc. issued a press release discussing its financial results for the third quarter ended March 31, 2003. The press release is included as Exhibit 99.1 hereto.











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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 14, 2003                      MOVIE STAR, INC.



                                  By:      /s/ Melvyn Knigin
                                           -------------------------------------
                                           Melvyn Knigin
                                           President and Chief Executive Officer













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